UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2024

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QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3551 Seventh Street

Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of John H. Anderson

On May 20, 2024, QCR Holdings, Inc. (the “Company”) announced that effective January 3, 2025, John H. Anderson will retire (the “Retirement”) from his roles as Chief Deposit Officer for the Company and as Chief Executive Officer for the Company’s wholly-owned bank subsidiary, Quad City Bank and Trust Company (“QCBT”). Upon Mr. Anderson’s retirement, Laura “Divot” Ekizian, who has served as President and Chief Relationship Officer for QCBT for the past four years, will assume the role of Chief Executive Officer of QCBT in addition to her current role as President of QCBT.

Entry into Addendum to Employment Agreement

On May 20, 2024, the Company, QCBT, and Mr. Anderson entered into an Addendum (the “Addendum”) to Mr. Anderson’s Employment Agreement with QCBT and the Company, dated January 9, 2019 (the “Employment Agreement”), to reflect the Retirement. Pursuant to the terms of the Addendum, in addition to any benefits Mr. Anderson is currently entitled to under the Employment Agreement, upon or following the Retirement, he will receive (i) subsidized COBRA continuation coverage for up to 18 months, (ii) accelerated vesting of his unvested equity awards, (iii) a cash payment in an amount equal to the equity portion of his 2024 performance-based incentive bonus, and (iv) a one-time retirement bonus of $71,787.50 (collectively, the “Retirement Payments”). The Retirement Payments are conditioned on and subject to Mr. Anderson’s execution and non-revocation of a general release and waiver of claims and his compliance with the terms and conditions of the Employment Agreement, including confidentiality, non-competition, and non-solicitation provisions. Except as otherwise provided in the Addendum, the existing Employment Agreement for Mr. Anderson will continue in effect.

The foregoing description of the Addendum does not purport to be complete and is qualified in its entirety by the terms and conditions of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On May 20, 2024, the Company issued a press release announcing the Retirement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and the related exhibit attached hereto is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Addendum to Employment Agreement, dated May 20, 2024, between QCR Holdings, Inc., Quad City Bank and Trust Company, and John H. Anderson
99.1	Press Release dated May 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: May 20, 2024	By:	/s/ Todd A. Gipple
Todd A. Gipple
President and Chief Financial Officer